                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                      Statement of Additional Information

                           dated March 3, 1997

  Prudential Structured Maturity Fund, Inc. (the Fund), is an open-end, management investment company comprised of two Portfolios--the Income Portfolio and the Municipal Income Portfolio. Only the Income Portfolio is offered at this time. The investment objective of the Income Portfolio (the Portfolio) is high current income consistent with the preservation of principal. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Portfolio may also invest up to 10% of its total assets in securities rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service (or a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. There can be no assurance that the Portfolio's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Income Portfolio, dated March 3, 1997, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                                   PROSPECTUS
                                                                 ---------------
                                                                     INCOME
                                                           PAGE     PORTFOLIO
                                                           ----- ---------------
General Information......................................  B-2          22
Investment Objective and Policies........................  B-2           8
Investment Restrictions..................................  B-9          16
Directors and Officers...................................  B-11         17
Manager..................................................  B-15         17
Distributor..............................................  B-16         17
Portfolio Transactions...................................  B-18         19
Purchase and Redemption of Fund Shares...................  B-19         23
Shareholder Investment Account...........................  B-21         23
Net Asset Value..........................................  B-25         20
Dividends and Distributions..............................  B-25         21
Taxes....................................................  B-25         21
Performance Information..................................  B-27         20
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................  B-29         20
Financial Statements.....................................  B-30         --
Independent Auditors' Report.............................  B-39         --
Appendix I--General Investment Information...............  I-1          --
Appendix II--Historical Performance Data.................  II-1         --
Appendix III--Information Relating to The Prudential.....  III-1        --

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MF140B

                              GENERAL INFORMATION

  At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Structured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc.

  The Fund initially offered only one series known as Prudential Structured Maturity Fund. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and approved the designation of the existing shares of the Fund as shares of the Income Portfolio.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Income Portfolio (the Portfolio) is high current income consistent with the preservation of principal. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Portfolio may also invest up to 10% of its total assets in securities rated below BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) (or comparably rated by a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. Under normal market conditions these securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. There can be no assurance that the Portfolio's investment objective will be achieved.

  The Portfolio may invest in the following types of securities:

U.S. Government Securities

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because mortgage-backed securities are often prepaid, a pass-through security with a stated remaining maturity of more than its remaining expected average life will be deemed by the Portfolio, for purposes of determining the Portfolio's effective dollar-weighted average maturity, to have a remaining maturity equal to its remaining expected average life. The determination of the remaining expected average life of mortgage-backed securities will be made by the investment adviser, subject to the supervision of the Fund's Board of Directors. In selecting investments for the Portfolio and in determining the remaining maturity, the investment adviser will rely on average remaining life data published by various mortgage-backed securities dealers except to the extent such data are deemed unreasonable by the investment adviser. The investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers. The Portfolio's effective dollar-weighted average maturity is expected to be between 2 1/2 and 3 1/2 years.

  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

  GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal prepayments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

  GNMA GUARANTEE. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of principal and interest on certificates that are based on and backed by a pool of mortgages insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA loans), or guaranteed by the Veterans Administration under the Servicemen's Retirement Act of 1944, as amended (VA loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

  The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates. The Portfolio does not intend to invest in guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

  FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the stated principal amount.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities. The Portfolio expects this characteristic to contribute to its objective of preservation of principal.

  FIXED-RATE MORTGAGE SECURITIES. The Portfolio anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

  The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

  The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's or S&P.

  STRIPS. The Portfolio may invest in component parts of U.S. Government securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at a Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Securities

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

  The Portfolio intends to invest in non-agency whole loan mortgage-backed securities rated at least AA by S&P or Aa by Moody's.

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

  COLLATERALIZED MORTGAGE OBLIGATIONS. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (SEC), and the Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 (the Investment Company Act) on investments by the Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Portfolio's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreement transactions. The Portfolio's repurchase agreements will be collateralized by U.S. Government obligations. The Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

  MONEY MARKET INSTRUMENTS. The Portfolio may invest in high quality money market instruments, including:

  1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The Portfolio may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

  2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Portfolio do not exceed 10% of the Portfolio's total assets.

  LENDING OF SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Portfolio's total assets and that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

  Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolio. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

  Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could also adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  WORLD BANK OBLIGATIONS. The Portfolio may purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

  INSTRUMENTS WITH PUTS. The Portfolio may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Portfolio pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Portfolio's investment objective and applicable rules issued by the SEC and subject to the supervision of the Board of Directors, the purpose of this practice with respect to money market instruments is to permit the Portfolio to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Portfolio, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Portfolio. When the put is at the option of the Portfolio, the Portfolio considers the maturity of an instrument subject to the put to be the earlier of the put expiration date or the stated maturity of the instrument.

  Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with such brokers, dealers or financial institutions or original issuers which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution or original issuer might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Portfolio is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution or original issuer.

  OPTIONS TRANSACTIONS. The Portfolio reserves the right to enter into options transactions but has no intention of doing so in the foreseeable future and until supplemental disclosure is provided in the Prospectus and Statement of Additional Information.

  INTEREST RATE SWAP TRANSACTIONS. The Portfolio may enter into interest rate swap transactions, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Portfolio will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Fund's Custodian. To the extent that the Portfolio enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of the Portfolio's net assets. The Portfolio will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

  INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract (futures contract), the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

  The Portfolio will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Portfolio intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

  When the Portfolio enters into a futures contract it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained at the Fund's Custodian for that purpose, or cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills, Notes and Bonds, Eurodollar instruments, GNMA Certificates and bank certificates of deposit.

  The Portfolio may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Portfolio would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked.

  OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

  LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Portfolio's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets. The Portfolio will use futures contracts and options thereon in a manner consistent with these requirements.

  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolio may sell a futures contract to protect against the decline in the value of U.S. Government securities and other debt securities held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline of value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

  If the Portfolio purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  If the Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Fund's Custodian, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by the Fund's Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

  In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

  While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of the Portfolio's securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  There is no assurance that a liquid secondary market will exist for the futures contracts and options thereon in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Portfolio from closing out a contract which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

  The Portfolio will limit its use of futures contracts and options thereon to the purchase of Eurodollar futures contracts and options thereon linked to LIBOR.

  ILLIQUID SECURITIES. The Portfolio may hold up to 15% of its net assets in illiquid securities, including securities for which there are legal or contractual restrictions on resale, securities for which there is no readily available market and repurchase agreements having maturities of more than seven days.

  When the Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid."

  PORTFOLIO TURNOVER. The Income Portfolio's turnover rates in 1996 and 1995 were 170% and 160%, respectively. The investment adviser expects that, under normal circumstances, the Portfolio's turnover rate may be as high as 200%. See "How the Fund Invests--Investment Objective and Policies--Other Investments and Policies" in the Prospectus.


                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority of the outstanding voting securities" of the Portfolio, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Portfolio may not:

  1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales "against the box".

  3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a "when-issued" or delayed delivery basis, and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions, covered dollar rolls and reverse repurchase agreements, are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security. The Portfolio will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities including municipal obligations and obligations guaranteed as to principal and interest) if as a result: (i) with respect to 75% of its net assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

  5. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of such Portfolio's total assets would be invested in such securities.

  6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Portfolio may not purchase interests in real estate limited partnerships which are not readily marketable.

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the value of the Portfolio's total assets).

  12. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 9.

  13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowing falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                       POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  THE FUND                             DURING PAST 5 YEARS
---------------------  -------------                       ---------------------
Edward D. Beach (72)   Director               President and Director of BMC Fund, Inc., a
c/o Prudential Mutual                          closed-end investment company; prior thereto,
Fund Management LLC                            Vice Chairman of Broyhill Furniture Industries,
Gateway Center Three                           Inc.; Certified Public Accountant; Secretary
Newark, NJ 07102                               and Treasurer of Broyhill Family Foundation,
                                               Inc.; Member of the Board of Trustees of Mars
                                               Hill College; President, Director of The High
                                               Yield Income Fund, Inc.
Eugene C. Dorsey (70)  Director               Retired President, Chief Executive Officer and
c/o Prudential Mutual                          Trustee of the Gannett Foundation (now Freedom
Fund Management LLC                            Forum); former Publisher of four Gannett
Gateway Center Three                           newspapers and Vice President of Gannett
Newark, NJ 07102                               Company; former Chairman of Independent Sector,
                                               Washington, D.C. (national coalition of
                                               philanthropic organizations); former Chairman
                                               of the American Council for the Arts; Director
                                               of the Advisory Board of Chase Manhattan Bank
                                               of Rochester and The High Yield Income Fund,
                                               Inc.
Delayne Dedrick        Director               Marketing and Management Consultant; Director of
Gold (58)                                      The High Yield Income Fund, Inc.
c/o Prudential Mutual
Fund Management LLC
Gateway Center Three
Newark, NJ 07102
*Robert F. Gunia (50)  Director               Comptroller (since May 1996), Prudential
Gateway Center Three                           Investments; Executive Vice President and
Newark, NJ 07102                               Treasurer (since December 1996), Prudential
                                               Mutual Fund Management LLC (PMF); Senior Vice
                                               President (since March 1987) of Prudential
                                               Securities Incorporated (Prudential
                                               Securities); formerly Chief Administrative
                                               Officer (July 1990-September 1996), Director
                                               (January 1989-September 1996) and Executive
                                               Vice President, Treasurer and Chief Financial
                                               Officer (June 1987-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice
                                               President and Director of The Asia Pacific
                                               Fund, Inc. (since May 1989); Director of The
                                               High Yield Income Fund, Inc.
*Harry A. Jacobs,      Director               Senior Director (since January 1986) of
Jr. (75)                                       Prudential Securities; formerly Interim
One Seaport Plaza                              Chairman and Chief Executive Officer of
New York, NY 10292                             Prudential Mutual Fund Management, Inc. (June-
                                               September 1993); Chairman of the Board of
                                               Prudential Securities (1982-1985) and Chairman
                                               of the Board and Chief Executive Officer of
                                               Bache Group Inc. (1977-1982); Director of The
                                               First Australia Fund, Inc., The First Australia
                                               Prime Income Fund, Inc. and The High Yield
                                               Income Fund, Inc.; Trustee of The Trudeau
                                               Institute.
Donald D. Lennox (78)  Director               Chairman (since February 1990) and Director
c/o Prudential Mutual                          (since April 1989) of International Imaging
Fund Management LLC                            Materials, Inc.; Retired Chairman, Chief
Gateway Center Three                           Executive Officer and Director of Schlegel
Newark, NJ 07102                               Corporation (industrial manufacturing) (March
                                               1987-February 1989); Director of Gleason
                                               Corporation, Personal Sound Technologies, Inc.
                                               and The High Yield Income Fund, Inc.

                          POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE     THE FUND                             DURING PAST 5 YEARS
---------------------     -------------                       ---------------------
*Mendel A. Melzer, CFA,   Director               Chief Investment Officer (since October 1996) of
ChFC, CLU (35)                                    Prudential Mutual Funds; formerly Chief
751 Broad Street                                  Financial Officer (November 1995-September
Newark, NJ 07102                                  1996) of the Money Management Group of The
                                                  Prudential Insurance Company of America
                                                  (Prudential), Senior Vice President and Chief
                                                  Financial Officer of Prudential Preferred
                                                  Financial Services (April 1993-November 1995),
                                                  Managing Director of Prudential Investment
                                                  Advisors (April 1991-April 1993), and Senior
                                                  Vice President of Prudential Capital
                                                  Corporation (July 1989-April 1991); Chairman
                                                  and Director of Prudential Series Fund, Inc.;
                                                  Director of The High Yield Income Fund, Inc.
Thomas T. Mooney (55)     Director               President of the Greater Rochester Metro Chamber
c/o Prudential Mutual                             of Commerce; former Rochester City Manager;
Fund Management LLC                               Trustee of Center for Governmental Research,
Gateway Center Three                              Inc.; Director of Blue Cross of Rochester,
Newark, NJ 07102                                  Monroe County Water Authority, Rochester Jobs,
                                                  Inc., Executive Service Corps of Rochester,
                                                  Monroe County Industrial Development
                                                  Corporation, Northeast Midwest Institute, The
                                                  Business Council of New York, First Financial
                                                  Fund, Inc., The High Yield Plus Fund, Inc. and
                                                  The High Yield Income Fund, Inc.
Thomas H. O'Brien (72)    Director               President of O'Brien Associates; formerly
c/o Prudential Mutual                             President of Jamaica Water Securities Corp.
Fund Management LLC                               (February 1989-August 1990), Chairman and Chief
Gateway Center Three                              Executive Officer (September 1987-February
Newark, NJ 07102                                  1989) and Director (September 1987-August 1990)
                                                  of Jamaica Water Supply Company, and Director
                                                  (1984-June 1989) of TransCanada Pipelines
                                                  U.S.A. Ltd.; Director of Ridgewood Savings Bank
                                                  and The High Yield Income Fund, Inc.; Trustee
                                                  of Hofstra University.
*Richard A. Redeker (53)  President and          Employee of Prudential Investments; formerly
751 Broad Street          Director                President, Chief Executive Officer and Director
Newark, NJ 07102                                  (October 1993-September 1996), Prudential
                                                  Mutual Fund Management, Inc., Director and
                                                  Member of Operating Committee (October 1993-
                                                  September 1996), Prudential Securities,
                                                  Director (October 1993-September 1996) of
                                                  Prudential Securities Group, Inc., Executive
                                                  Vice President, The Prudential Investment
                                                  Corporation (January 1994-September 1996),
                                                  Director (January 1994-September 1996),
                                                  Prudential Mutual Fund Distributors, Inc. and
                                                  Prudential Mutual Fund Services LLC, and Senior
                                                  Executive Vice President and Director of Kemper
                                                  Financial Services, Inc. (September 1978-
                                                  September 1993); President and Director of The
                                                  High Yield Income Fund, Inc.
Nancy H. Teeters (66)     Director               Economist; formerly Vice President and Chief
c/o Prudential Mutual                             Economist (March 1986-June 1990) of
Fund Management LLC                               International Business Machines Corporation;
Gateway Center Three                              Director of Inland Steel Corporation and The
Newark, NJ 07102                                  High Yield Income Fund, Inc.

                          POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE     THE FUND                             DURING PAST 5 YEARS
---------------------     -------------                       ---------------------
Louis A. Weil, III (55)   Director               President and Chief Executive Officer (since
c/o Prudential Mutual                             January 1996) and Director (since September
Fund Management LLC                               1991) of Central Newspapers, Inc.; Chairman of
Gateway Center Three                              the Board (since January 1996), Publisher and
Newark, NJ 07102                                  Chief Executive Officer (August 1991-December
                                                  1995) of Phoenix Newspapers, Inc.; formerly
                                                  Publisher of Time Magazine (May 1989-March
                                                  1991); formerly President, Publisher and Chief
                                                  Executive Officer of The Detroit News (February
                                                  1986-August 1989); formerly member of the
                                                  Advisory Board, Chase Manhattan Bank-
                                                  Westchester; Director of The High Yield Income
                                                  Fund, Inc.
Susan C. Cote (42)        Vice President         Executive Vice President (since February 1997)
Gateway Center Three                              and Chief Financial Officer (since May 1996) of
Newark, NJ 07102                                  PMF; formerly Managing Director of Prudential
                                                  Investments and Vice President, The Prudential
                                                  Investment Corporation (February 1995-May
                                                  1996), Senior Vice President (January 1989-
                                                  January 1995-February 1995) of Prudential
                                                  Mutual Fund Management, Inc., and Senior Vice
                                                  President (January 1992-January 1995) of
                                                  Prudential Securities.
Thomas A. Early (42)      Vice President         Executive Vice President, Secretary and General
Gateway Center Three                              Counsel of PMF (since December 1996); Vice
Newark, NJ 07102                                  President and General Counsel, Prudential
                                                  Retirement Services (since March 1994);
                                                  formerly Associate General Counsel and Chief
                                                  Financial Services Officer, Frank Russell
                                                  Company (1988-1994).
S. Jane Rose (51)         Secretary              Senior Vice President (since December 1996) of
Gateway Center Three                              PMF; Senior Vice President (January 1991-
Newark, NJ 07102                                  September 1996) and Senior Counsel (June 1987-
                                                  September 1996) of Prudential Mutual Fund
                                                  Management, Inc.; Senior Vice President and
                                                  Senior Counsel (since July 1992) of Prudential
                                                  Securities; formerly Vice President and
                                                  Associate General Counsel of Prudential
                                                  Securities.
Eugene S. Stark (39)      Treasurer and          First Vice President (since December 1996) of
Gateway Center Three      Principal Financial     PMF; formerly First Vice President (January
Newark, NJ 07102          and Accounting          1990-September 1996) of Prudential Mutual Fund
                          Officer                 Management, Inc.
Stephen M. Ungerman (44)  Assistant Treasurer    Tax Director of Prudential Investments and the
Gateway Center Three                              Private Asset Group of Prudential (since March
Newark, NJ 07102                                  1996); formerly First Vice President of
                                                  Prudential Mutual Fund Management, Inc.
                                                  (February 1993-September 1996); prior thereto,
                                                  Senior Tax Manager of Price Waterhouse (1981-
                                                  January 1993).
Deborah A. Docs (39)      Assistant Secretary    Vice President (since December 1996) of PMF;
Gateway Center Three                              Vice President and Associate General Counsel
Newark, NJ 07102                                  (June 1991-September 1996) of Prudential Mutual
                                                  Fund Management, Inc.; Vice President and
                                                  Associate General Counsel of Prudential
                                                  Securities.

---------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PMF.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, Lennox and O'Brien are scheduled to retire on December 31, 1999, 1998, 1997 and 1999, respectively.

  The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.

                              COMPENSATION TABLE

                                                                     TOTAL
                                 PENSION OR                       COMPENSATION
                                 RETIREMENT                        FROM FUND
                  AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
NAME AND         COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
POSITION          FROM FUND       EXPENSES        RETIREMENT      TO DIRECTORS
--------         ------------ ---------------- ---------------- ----------------
Edward D.
 Beach,
 Director......         --          None             N/A        $166,000(21/39)*
Eugene C.
 Dorsey,
 Director**....         --          None             N/A        $ 98,583(12/36)*
Robert R.
 Fortune,
 Former
 Director**....     $6,000          None             N/A        $   15,000(2/2)*
Delayne Dedrick
 Gold,
 Director......     $6,000          None             N/A        $175,308(21/42)*
Robert F.
 Gunia,
 Director+.....         --          None             N/A                   --
Harry A.
 Jacobs, Jr.,
 Director+.....         --          None             N/A                   --
Donald D.
 Lennox,
 Director......         --          None             N/A        $ 90,000(10/22)*
Mendel A.
 Melzer,
 Director+.....         --          None             N/A                   --
Thomas T.
 Mooney,
 Director**....         --          None             N/A        $135,375(18/36)*
Thomas H.
 O'Brien,
 Director......         --          None             N/A        $  32,250(5/20)*
Thomas A.
 Owens, Jr.,
 Former
 Director......     $6,000          None             N/A        $  86,333(9/11)*
Richard A.
 Redeker,
 Director+.....         --          None             N/A                   --
Nancy H.
 Teeters,
 Director......         --          None             N/A        $103,583(11/28)*
Louis A. Weil,
 III, Director.         --          None             N/A        $ 91,250(13/18)*
Merle T.
 Welshans,
 Former
 Director......     $6,000          None             N/A        $   15,000(2/2)*

-------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest total compensation amounted to $111,535, $23,327 and $139,869 for Eugene C. Dorsey, Robert R. Fortune and Thomas T. Mooney, respectively.

 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
   Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

  As of February 7, 1997, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of common stock of the Portfolio.

  As of February 7, 1997, Prudential Securities was record holder for other beneficial owners of 4,496,726 Class A shares (67% of the outstanding Class A shares), 5,201,518 Class B shares (65% of the outstanding Class B shares), 62,548 Class C shares (or 51% of the outstanding Class C shares) and 0 Class Z shares of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record owner.

  As of February 7, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Class C Shares were: Sallie M. Reeves TTEE of the Evelyn M. Anderson Trust UA DTD 1/23/95, 8 Thyme Place, Rancho Palace Verdes, CA 90275, who owned 7,194 Class C shares ( % of the outstanding Class C shares) and Suzanne T. Shepherd (TTEE for Suzanne T. Shepherd, 1815 Sheffield Drive, Kalamazoo, Michigan 49008-1750, who owned 13,714 Class C shares (or % of the outstanding Class C shares.)

                                    MANAGER

  The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

  PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .40 of 1% of the average daily net assets of the Portfolio. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Portfolio (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Portfolio's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Portfolio. No such reductions were required during the fiscal year ended December 31, 1996. Currently, the Fund believes that there are no such expense limitations.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Portfolio is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or of the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Portfolio and of pricing the Portfolio's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions, (f) all taxes and corporate fees payable by the Portfolio to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Portfolio, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the SEC, registering the Portfolio and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on April 10, 1996 and by shareholders of the Portfolio on April 25, 1990.

  For the fiscal years ended December 31, 1996, 1995 and 1994, PMF received management fees of $756,955, $861,589 and $967,204, respectively, from the Portfolio.

  PMF has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Portfolio. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing those services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on April 10, 1996 and by shareholders of the Portfolio on April 25, 1990.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Portfolio. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as the distributor of the Class A shares of the Portfolio.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Portfolio under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Portfolio's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Portfolio's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed-- Distributor" in the Prospectus.

  On June 7, 1989 and September 13, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at meetings called for the purpose of voting on each Plan, approved an amended and restated plan of distribution of the Class A shares of the Fund (the Class A Plan) and a plan of distribution for the Class B shares of the Fund (the Class B Plan). The Class A Plan was last approved by shareholders of the Fund on April 25, 1990. On September 9, 1992, the Board of Directors reauthorized the categorization of the shares of the Fund as Class A shares and the implementation of the Class B Plan. The Board of Directors reapproved the Class B Plan as restated on September 9, 1992 and the Class B Plan was approved by the sole holder of Class B shares on September 30, 1992. On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). The Distributor has agreed to limit the distribution fee with respect to the Class B shares to no more than .75 of 1% (including the service fee of .25 of 1%) for the fiscal year ending December 31, 1997. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and reclassified the Fund's existing shares as shares of the Income Portfolio.

  On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Portfolio and approved further amendments to the plans of distribution for the Portfolio's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. In addition, on March 4, 1994, the Board of Directors approved, subject to shareholder approval, amendments to the Class

A Plan for the Portfolio to increase the distribution fee. As so amended, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used as a service fee and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has agreed to limit the distribution fee with respect to Class A shares to .10 of 1% for the fiscal year ending December 31, 1997. The Plans were last approved by the Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended December 31, 1996, PSI received payments of $81,745 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1996, PSI received approximately $65,200 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $796,677 from the Portfolio under the Class B Plan and spent approximately $326,600 in distributing the Class B shares of the Portfolio. It is estimated that of the latter amount approximately 37.0% ($121,000) was spent on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of the Portfolio's shares; approximately 1.7% ($5,500) on prospectus and other printing costs; and 61.3% ($200,100) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (37.8% or $123,300) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (23.5% or $76,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of shares of the Portfolio, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of shares of the Portfolio, and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $187,000 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $9,527 under the Class C Plan and spent approximately $9,400 in distributing Class C shares. It is estimated that of the latter amount, approximately 5.3% ($500) was spent on printing and mailing of prospectuses to other than current shareholders; 18.1% ($1,700) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and 76.6% ($7,200) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (51.1% or $4,900) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (24.5% or $2,300). For the fiscal year ended December 31, 1996, Prudential Securities also received approximately $2,000 in contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class ofthe Portfolio on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it isterminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Portfolios by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 3, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director.The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of the Portfolio. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Portfolio may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Portfolio rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of the Portfolio, all sales charges on shares of that class would be suspended.

                            PORTFOLIO TRANSACTIONS

  The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Fund are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with the rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolio's ability to pursue its present investment objective. However, in the future in other circumstances, the Portfolio may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

  Subject to the above considerations, Prudential Securities may act as a securities broker for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid no brokerage commissions.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Portfolio are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.25% and Class B*, Class C* and Class Z shares of the Fund are sold at net asset value. Using the Portfolio's net asset value at December 31, 1996, the maximum offering price of the Portfolio's shares is as follows:

                                                                       Income
                                                                      Portfolio
      CLASS A                                                         ---------
      Net asset value and redemption price per Class A share.........  $11.36
      Maximum sales charge (3.25% of offering price).................     .38
                                                                       ------
      Maximum offering price to public...............................  $11.74
                                                                       ======
      CLASS B
      Net asset value, offering price and redemption price per Class
       B share*......................................................  $11.36
                                                                       ======
      CLASS C
      Net asset value, offering price and redemption price per Class
       C share*......................................................  $11.36
                                                                       ======
      CLASS Z
      Net asset value, offering price and redemption price per Class
       Z share.......................................................  $11.37
                                                                       ======

     ---------
     * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
     See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Portfolio concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

   (a) an individual;

   (b) the individual's spouse, their children and their parents;

   (c) the individual's and spouse's Individual Retirement Account (IRA);

   (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

   (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

   (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

   (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related investors in the Portfolio may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the value of the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the value of the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER         REQUIRED DOCUMENTATION
------------------         ----------------------
Death                      A copy of the shareholder's death certificate or, in
                           the case of a trust, a copy of the grantor's death
                           certificate, plus a copy of the trust agreement
                           identifying the grantor.
Disability--An individual  A copy of the Social Security Administration award
will be considered         letter or a letter from a physician on the physician's
disabled if he or she is   letterhead stating that the shareholder (or, in the
unable to engage in any    case of a trust, the grantor) is permanently disabled.
substantial gainful        The letter must also indicate the date of disability.
activity by reason of any
medically determinable
physical or mental
impairment which can be
expected to result in
death or to be of long-
continued and indefinite
duration.
Distribution from an IRA   A copy of the distribution form from the custodial firm
or 403(b) Custodial        indicating (i) the date of birth of the shareholder and
Account                    (ii) that the shareholder is over age 59 1/2 and is
                           taking a normal distribution--signed by the
                           shareholder.
Distribution from          A letter signed by the plan administrator/trustee
Retirement Plan            indicating the reason for the distribution.
Excess Contributions       A letter from the shareholder (for an IRA) or the plan
                           administrator/trustee on company letterhead indicating
                           the amount of the excess and whether or not taxes have
                           been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  While a quantity discount is not available for Class B shares of the Portfolio, a quantity discount may apply with respect to Class B shares exchanged from another Prudential Mutual Fund. The contingent deferred sales charge may be reduced on redemptions of Class B shares of the Portfolio if the investor qualified for a quantity discount upon the initial purchase of shares exchanged into the Portfolio.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of shares of the Portfolio, a Shareholder Investment Account is established for each investor under which shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Portfolio makes available to its shareholders the privilege of exchanging their shares of the Portfolio for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of other Prudential Mutual Funds may also be exchanged for shares of the Portfolio. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Portfolio may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc.
     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Portfolio may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No contingent deferred sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Portfolio may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Portfolio from a money market fund during the month (and are held in the Portfolio at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month

(and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Portfolio, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

        PERIOD OF
        MONTHLY INVESTMENTS                  $100,000 $150,000 $200,000 $250,000
        -------------------                  -------- -------- -------- --------
        25 Years............................  $  110   $  165   $  220   $  275
        20 Years............................     176      264      352      440
        15 Years............................     296      444      592      740
        10 Years............................     555      833    1,110    1,388
         5 Years............................   1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in the shares of the Portfolio monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available for shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

          CONTRIBUTIONS                    PERSONAL
          MADE OVER:                       SAVINGS                                      IRA
          -------------                    --------                                   --------
          10 years                         $ 26,165                                   $ 31,291
          15 years                           44,675                                     58,649
          20 years                           68,109                                     98,846
          25 years                           97,780                                    157,909
          30 years                          135,346                                    244,692

-------
 /1/ The chart is for illustrative purposes only and does not represent the performance of the Portfolio or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value per share is the net worth of the Portfolio (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. The net asset value is calculated separately for each class of the Portfolio.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government and corporate security of the Portfolio for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Futures contracts are valued daily at 4:15 P.M., New York time, at market quotations provided by the Chicago Board of Trade. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from the date of purchase exceeded 60 days, unless this valuation is determined not to represent fair value by the Board of Directors.

  As long as the Portfolio declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Portfolio will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                          DIVIDENDS AND DISTRIBUTIONS

  The Portfolio declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. The Portfolio's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Class A, Class B, Class C or Class Z shares of the Portfolio based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

                                     TAXES

  The Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Portfolio (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Portfolio (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Portfolio.

  Qualification as a regulated investment company will be determined at the level of the Portfolio and not at the level of the Fund. Accordingly, the determination of whether the Portfolio qualifies as a regulated investment company will be based on the activities of the Portfolio, including the purchases and sales of securities and the income received and expenses incurred in the Portfolio. Net capital gains of the Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Portfolio.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Portfolio's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon, or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Portfolio derives less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Portfolio's business of investing in securities); (c) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Portfolio and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (d) the Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

  Gains or losses on sales of securities by the Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Portfolio acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Debt securities acquired by the Portfolio may be subject to original issue discount and market discount rules.

  Special rules will apply to futures contracts and options thereon in which the Portfolio invests. See "Investment Objective and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Portfolio's taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  The Portfolio's hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of the Portfolio's income be derived from securities, futures contracts and other instruments held for less than three months. From time to time, this requirement may cause the Portfolio to limit its acquisitions of futures contracts to those that will not expire for at least three months. For example, at the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months.

  The Portfolio is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Portfolio and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Distributions may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

  If any net capital gains are retained by the Portfolio for investment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolio will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Portfolio on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in the Portfolio by the difference between their pro rata share of such gains and their tax credit.

  Under federal income tax law, the Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Portfolio, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

  Distributions of net investment income and net capital gains will be taxable as described below, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Portfolio on the distribution date. All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

  Distributions to shareholders of the Portfolio of net investment income and of net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash.

  Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in the Portfolio for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Shareholders will be notified annually by the Portfolio as to the federal tax status of distributions made by the Portfolio.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Portfolio may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total returns for Class A shares of the Portfolio for the one year, five year and since inception (September 1, 1989) periods ended December 31, 1996 were .93%, 5.23% and 7.09%, respectively. Without expense subsidies and the management fee waiver, the average annual total returns for these periods would have been .93%, 5.17% and 6.95%, respectively. The average annual total returns with respect to the Class B shares of the Portfolio for the one year and since inception (December 9, 1992) periods ended December 31, 1996 were .64% and 5.04%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1996 were 2.65% and 6.22%, respectively.

  AGGREGATE TOTAL RETURN. The Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Portfolio and is computed by the following formula:
                                    ERV - P
                                    --------
                                       P
  Where: P = a hypothetical initial payment of $1,000.
         ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total returns for Class A shares of the Portfolio for the one year, five year and since inception periods ended December 31, 1996 were 4.32%, 33.35% and 70.83%, respectively. The aggregate total returns for Class B shares of the Portfolio for the one year and since inception periods ended December 31, 1996 were 3.64% and 22.09%, respectively. The aggregate total returns for Class C shares for the one year and since inception periods ended December 31, 1996 were 3.64% and 15.70%, respectively. The aggregate total return for Class Z shares of the Portfolio for the since inception (December 16, 1996) period ended December 31, 1996 was .59%.

  YIELD. The Portfolio may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                            a - b
                               YIELD = 2[( ------- +1) /6/-1 ]
                                              cd
  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Portfolio will actually yield for any given period.

  The yields for the 30-day period ended December 31, 1996 for the Portfolio's Class A, Class B and Class C shares were 5.39%, 4.91% and 4.91%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/



                                     (CHART)


                   Performance Comparison of Different Types
                       of Investments Over the Long Term
                              (1/1926 - 12/1994)
Common Stocks                               10.2%
Long-Term Govt. Bonds                        4.8%
Inflation                                    3.1%

  /1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1996, the Portfolio incurred fees of approximately $277,000 for the services of PMFS.

  Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Fund's independent accountants for the fiscal year ended December 31, 1996 and in that capacity audited the Fund's annual financial statements. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Fund's independent public accountants and, in that capacity, will audit the Fund's annual financial statements.

Commentary on Presentation of Portfolio of Investments:

The Portfolio of Investments, following hereto, is presented in a "laddered" maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity categories.
---------------------------------------------------------------------

PRUDENTIAL STRUCTURED MATURITY FUND INCOME PORTFOLIO
=====================================================================

Portfolio of Investments as of December 31, 1996
=====================================================================


Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                 Value (Note 1)

---------------------------------------------------------------------
5-6 YEARS--17.5%

Ba1           $   6,400    Federated Department
                           Stores, Inc.,
                           (Retail)
                           8.125%, 10/15/02             $   6,550,656
                 23,500    United States Treasury
                           Note,
                           6.375%, 8/15/02                 23,654,160
                                                        -------------
                                                           30,204,816

---------------------------------------------------------------------
4-5 YEARS--16.0%

Baa1              4,800    Comdisco, Inc.,
                           (Leasing)
                           6.375%, 11/30/01                 4,722,720
A1                5,000    Petroliam Nasional Berhad,
                           (Energy) (Malaysia)
                           6.625%, 10/18/01                 4,996,350
A3                4,000    Rite Aid Corp.,
                           (Retail)
                           6.70%, 12/15/01                  3,992,360
Ba1               7,250    Tele Communications, Inc.,
                           (Media)
                           7.35%, 8/27/01                   7,311,843
                           United States Treasury
                           Notes,
                  1,000    5.625%, 2/28/01                    980,160
                  5,500    6.25%, 10/31/01                  5,505,170
                    100    5.875%, 11/30/01                    98,547
                                                        -------------
                                                           27,607,150

---------------------------------------------------------------------
3-4 YEARS--15.6%

Baa3              2,000    Banco de Comercio,
                           (Banking) (Colombia)
                           8.625%, 6/2/00                   2,070,000
Ba2               9,000    Paramount Communications,
                           Inc.,
                           (Media)
                           5.875%, 7/15/00                  8,694,630
Ba1               8,000    Time Warner, Inc.,
                           (Media)
                           7.95%, 2/1/00                    8,261,520
                           United States Treasury
                           Notes,
                  2,000    7.125%, 2/29/00                  2,059,060
                  6,000    6.125%, 7/31/00                  6,000,000
                                                        -------------
                                                           27,085,210

---------------------------------------------------------------------
2-3 YEARS--16.7%

                           Capital One Bank,
                           (Banking)
Baa3              3,000    6.90%, 4/15/99                   3,020,070
Baa3              2,500    7.20%, 7/19/99                   2,528,025
Baa2              3,000    Crane Co.,
                           (Industrial Services)
                           7.25%, 6/15/99                   3,028,560
Baa2              1,000    Federal Express Corp.,
                           (Consumer Services)
                           10.05%, 6/15/99                  1,078,160
Baa3              3,000    Republic of Colombia,
                           (Foreign Government)
                           8.75%, 10/6/99                   3,135,000
B1                3,000    Rio De Janeiro
                           Municipality,
                           (Foreign Government)
                           10.375%, 7/12/99                 3,082,500
Baa1              8,500    Salomon, Inc.,
                           (Financial Services)
                           7.00%, 5/15/99                   8,567,150
                  4,500    United States Treasury
                           Notes,
                           5.875%, 11/15/99                 4,482,405
                                                        -------------
                                                           28,921,870

---------------------------------------------------------------------
1-2 YEARS--16.4%

Ba2               2,000    Bancomer S.A.,
                           (Banking) (Mexico)
                           8.00%, 7/7/98                    1,995,000

---------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
=====================================================================

Portfolio of Investments as of December 31, 1996
=====================================================================


Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                  Value (Note 1)

---------------------------------------------------------------------
1-2 YEARS (cont'd.)

Baa2          $   6,500    Enterprise Rent-A-Car
                           Finance Co.,
                           (Financial Services)
                           7.875%, 3/15/98              $   6,644,625
A3                6,000    Kansallis-Osake-Pankki
                           Bank,
                           (Banking) (Finland)
                           9.75%, 12/15/98                  6,368,400
Baa1              7,000    Lehman Brothers Holdings,
                           Inc.,
                           (Financial Services)
                           6.84%, 9/25/98                   7,052,990
Ba2               2,000    Nacional Financiera,
                           (Foreign Government)
                           8.125%, 4/9/98                   2,017,500
Baa2              4,200    Transco Energy Co.,
                           (Utilities)
                           9.125%, 5/1/98                   4,359,348
                                                        -------------
                                                           28,437,863

---------------------------------------------------------------------
WITHIN 1 YEAR--15.7%

Baa2             10,000    Advanta Corp.,
                           (Consumer Finance)
                           6.24%, 2/7/97                   10,019,500
Baa3              3,000    Banco Ganadero S.A.,
                           (Banking) (Colombia)
                           9.75%, 8/26/99, Put
                           8/26/97                          3,157,500
A2                2,000    Bank One Credit Card
                           Trust,
                           (Asset Backed)
                           (Average Life 1 year)
                           7.75%, 12/15/99                  2,030,620
Baa3              2,500    Capital One Bank,
                           (Banking)
                           8.625%, 1/15/97                  2,501,400
Baa1              1,500    Comdisco, Inc.,
                           (Leasing)
                           9.75%, 1/15/97                   1,501,290
Baa2              2,100    Finova Financial Corp.,
                           (Industrial Finance)
                           9.67%, 7/1/97                    2,138,640
A3                2,000    General Motors Acceptance
                           Corp.,
                           (Financial Services)
                           7.50%, 11/4/97               $   2,027,180
A3                3,500    Potomac Capital Investment
                           Corp.,
                           (Financial Services)
                           6.19%, 4/28/97                   3,502,380
                    235    Joint Repurchase Agreement
                           Account,
                           6.61%, 1/2/97                      235,000
                                                        -------------
                                                           27,113,510

---------------------------------------------------------------------
Total Investments--97.9%

                           (cost $168,266,426)            169,370,419
                           Other assets in excess of
                           liabilities--2.1%                3,547,924
                                                        -------------
                           Net Assets--100%             $ 172,918,343
                                                        =============

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1996 were as follows:

U.S. Treasury Notes...........................................   24.7%
Financial Services............................................   16.1
Media.........................................................   14.0
Banking.......................................................   12.5
Retail........................................................    6.1
Consumer Finance..............................................    5.8
Foreign Government............................................    4.8
Leasing.......................................................    3.6
Energy........................................................    2.9
Utilities.....................................................    2.5
Industrial Services...........................................    1.8
Asset Backed..................................................    1.2
Industrial Finance............................................    1.2
Consumer Services.............................................     .6
Repurchase Agreement..........................................     .1
Other assets in excess of liabilities.........................    2.1
                                                                -----
                                                                100.0%
                                                                =====

---------------------------------------------------------------------

                                   See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND INCOME PORTFOLIO
Statement of Assets and Liabilities
=====================================================================

Assets                                                                                                       December 31, 1996
                                                                                                             -----------------
Investments, at value (cost $168,266,426)...............................................................         $169,370,419
Cash....................................................................................................               12,694
Interest receivable.....................................................................................            4,126,854
Receivable for Fund shares sold.........................................................................               78,653
Deferred expenses and other assets......................................................................                5,007
                                                                                                              ---------------
   Total assets.........................................................................................          173,593,627
                                                                                                              ---------------
Liabilities
Payable for Fund shares reacquired......................................................................              352,805
Accrued expenses........................................................................................              165,215
Distribution fee payable................................................................................               71,309
Management fee payable..................................................................................               59,376
Dividends payable.......................................................................................               26,579
                                                                                                              ---------------
   Total liabilities....................................................................................              675,284
                                                                                                              ---------------
Net Assets..............................................................................................         $172,918,343
                                                                                                              ===============

Net assets were comprised of:
   Common stock, at par.................................................................................         $    152,212
   Paid-in capital in excess of par.....................................................................          182,007,256
                                                                                                              ---------------
                                                                                                                  182,159,468
   Accumulated net realized loss on investments.........................................................          (10,345,118)
   Net unrealized appreciation on investments...........................................................            1,103,993
                                                                                                              ---------------
Net assets at December 31, 1996.........................................................................         $172,918,343
                                                                                                              ===============

Class A:
   Net asset value and redemption price per share
      ($77,031,337 / 6,779,239 shares of common stock issued and outstanding)...........................               $11.36
   Maximum sales charge (3.25% of offering price).......................................................                  .38
                                                                                                                       ------
   Maximum offering price to public.....................................................................               $11.74
                                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($94,490,400 / 8,318,961 shares of common stock issued and outstanding)...........................               $11.36
                                                                                                                       ======
Class C:
   Net asset value, offering price and redemption price per share
      ($1,396,407 / 122,940 shares of common stock issued and outstanding)..............................               $11.36
                                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($199.35 / 17.537 shares of common stock issued and outstanding)..................................               $11.37
                                                                                                                       ======

-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND INCOME PORTFOLIO
Statement of Operations
=====================================================================

                                               Year Ended
Net Investment Income                       December 31, 1996
                                            -----------------
Income
   Interest..............................     $  13,695,218
                                              -------------
Expenses
   Distribution fee--Class A.............            81,745
   Distribution fee--Class B.............           796,677
   Distribution fee--Class C.............             9,527
   Management fee........................           756,955
   Transfer agent's fees and expenses....           277,000
   Reports to shareholders...............           130,000
   Registration fees.....................            90,000
   Custodian's fees and expenses.........            77,000
   Audit fee.............................            38,000
   Directors' fees.......................            30,000
   Legal fees............................            15,000
   Miscellaneous.........................            22,481
                                              -------------
      Total expenses.....................         2,324,385
                                              -------------
Net investment income....................        11,370,833
                                              -------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions..........................        (3,071,885)
Net change in unrealized appreciation of
   investments...........................        (1,511,234)
                                              -------------
Net loss on investments..................        (4,583,119)
                                              -------------
Net Increase in Net Assets
Resulting from Operations................     $   6,787,714
                                              =============

PRUDENTIAL STRUCTURED MATURITY FUND INCOME PORTFOLIO
Statement of Changes in Net Assets
================================================================


Increase (Decrease)                   Year Ended December 31,
in Net Assets                       ----------------------------
                                        1996            1995
                                    ------------    ------------

Operations
   Net investment income..........  $ 11,370,833    $ 13,324,650
   Net realized gain (loss) on
      investment transactions.....    (3,071,885)      1,914,240
   Net change in unrealized
      appreciation on
      investments.................    (1,511,234)     10,735,269
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     6,787,714      25,974,159
                                    ------------    ------------
Dividends (Note 1)
   Dividends from net investment
      income
      Class A.....................    (5,213,753)     (5,877,430)
      Class B.....................    (6,084,170)     (7,407,642)
      Class C.....................       (72,909)        (39,578)
      Class Z.....................            (1)             --
                                    ------------    ------------
                                     (11,370,833)    (13,324,650)
                                    ------------    ------------
   Dividends in excess of net
      investment income
      Class A.....................      (136,132)             --
      Class B.....................      (166,601)             --
      Class C.....................        (2,408)             --
      Class Z.....................            (1)             --
                                    ------------    ------------
                                        (305,142)             --
                                    ------------    ------------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    25,615,019      30,676,035
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions ..........     7,793,568       8,591,299
   Cost of shares reacquired......   (65,822,535)    (64,005,192)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (32,413,948)    (24,737,858)
                                    ------------    ------------
Total decrease....................   (37,302,209)    (12,088,349)
Net Assets
Beginning of year.................   210,220,552     222,308,901
                                    ------------    ------------
End of year.......................  $172,918,343    $210,220,552
                                    ============    ============

----------------------------------------------------------------
                               See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND INCOME PORTFOLIO
================================================================================

Notes to Financial Statements
================================================================================

Prudential Structured Maturity Fund (the "Fund"), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the "Portfolio") and the Municipal Income Portfolio. The Municipal Income
Portfolio has not yet begun operations. Investment operations commenced on September 1, 1989. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution

--------------------------------------------------------------------------------

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements               INCOME PORTFOLIO
================================================================================

or service fees are paid to PSI as distributor of the Class Z shares of the Fund."

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for the year ended December 31, 1996 for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 1996.

PSI has advised the Portfolio that it has received approximately $65,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Portfolio that for the year ended December 31, 1996, it received approximately $187,000 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended December 31, 1996, the Portfolio incurred fees of approximately $236,000 for the services of PMFS. As of December 31, 1996, approximately $8,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 were $311,572,582 and $343,859,562, respectively.

The federal income tax basis of the Portfolio's investments at December 31, 1996 was $168,283,105 and accordingly, net unrealized appreciation for federal income tax purposes was $1,087,314 (gross unrealized appreciation--$1,698,070; gross unrealized depreciation--$610,756).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1996 of approximately $10,329,900, of which $7,180,600 expires in 2002 and $3,149,300 expires in 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Portfolio had a 0.02% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $235,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.

--------------------------------------------------------------------------------

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements               INCOME PORTFOLIO
================================================================================

Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sale charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective December 16, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                               Shares        Amount
-------                                             ----------   ------------
Year ended December 31, 1996:
Shares sold......................................    1,150,292   $ 13,199,197
Shares issued in reinvestment of dividends.......      311,003      3,533,398
Shares reacquired................................   (2,636,204)   (30,074,596)
                                                    ----------   ------------
Net decrease in shares outstanding before
  conversion.....................................   (1,174,909)   (13,342,001)
Shares issued upon conversion from Class B.......      305,819      3,462,886
                                                    ----------   ------------
Net decrease in shares outstanding...............     (869,090)  $ (9,879,115)
                                                    ==========   ============
Year ended December 31, 1995:
Shares sold......................................      812,745   $  9,281,283
Shares issued in reinvestment of dividends.......      325,730      3,698,766
Shares reacquired................................   (2,387,143)   (26,982,383)
                                                    ----------   ------------
Net decrease in shares outstanding before
  conversion.....................................   (1,248,668)   (14,002,334)
Shares issued upon conversion from Class B.......      540,088      6,039,105
                                                    ----------   ------------
Net decrease in shares outstanding...............     (708,580)  $ (7,963,229)
                                                    ==========   ============
Class B
-------
Year ended December 31, 1996:
Shares sold......................................    1,010,371   $ 11,499,424
Shares issued in reinvestment of dividends.......      369,545      4,198,055
Shares reacquired................................   (3,089,496)   (35,143,225)
                                                    ----------   ------------
Net decrease in shares outstanding before
  conversion.....................................   (1,709,580)   (19,445,746)
Shares reacquired upon conversion into
  Class A........................................     (305,885)    (3,462,886)
                                                    ----------   ------------
Net decrease in shares outstanding...............   (2,015,465)  $(22,908,632)
                                                    ==========   ============
Year ended December 31, 1995:
Shares sold......................................    1,817,442   $ 20,499,580
Shares issued in reinvestment of dividends.......      428,576      4,863,912
Shares reacquired................................   (3,249,167)   (36,739,116)
                                                    ----------   ------------
Net decrease in shares outstanding before
  conversion.....................................   (1,003,149)   (11,375,624)
Shares reacquired upon conversion into
  Class A........................................     (540,088)    (6,039,105)
                                                    ----------   ------------
Net decrease in shares outstanding...............   (1,543,237)  $(17,414,729)
                                                    ==========   ============
Class C
-------
Year ended December 31, 1996:
Shares sold......................................       80,524   $    916,198
Shares issued in reinvestment of dividends.......        5,471         62,115
Shares reacquired................................      (53,376)      (604,714)
                                                    ----------   ------------
Net increase in shares outstanding...............       32,619   $    373,599
                                                    ==========   ============
Year ended December 31, 1995:
Shares sold......................................       78,793   $    895,172
Shares issued in reinvestment of dividends.......        2,515         28,621
Shares reacquired................................      (24,796)      (283,693)
                                                    ----------   ------------
Net increase in shares outstanding...............       56,512   $    640,100
                                                    ==========   ============
Class Z
-------
Year ended December 31, 1996:
Shares sold......................................           18   $        200
                                                    ==========   ============

--------------------------------------------------------------------------------

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                         INCOME PORTFOLIO
================================================================================

                                                                             Class A
                                          ------------------------------------------------------------------------------
                                                                     Year ended December 31,
                                          ------------------------------------------------------------------------------
                                           1996              1995             1994              1993              1992
                                          -------          -------          --------          --------          --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year....    $ 11.63          $ 10.97          $  11.78          $  11.79          $  12.13
                                          -------          -------          --------          --------          --------
Income from investment
operations:
Net investment income.................        .73              .73               .65               .71               .86(b)
Net realized and unrealized gain
   (loss) on investment transactions..       (.25)             .66              (.80)              .12              (.08)
                                          -------          -------          --------          --------          --------
   Total from investment operations...        .48             1.39              (.15)              .83               .78
                                          -------          -------          --------          --------          --------
Less distributions:
Dividends from net investment
   income.............................       (.73)            (.73)             (.65)             (.71)             (.86)
Dividends in excess of net
   investment income..................       (.02)             --               (.01)              --                 --
Distributions from net realized gains.        --               --                --               (.13)             (.26)
                                          -------          -------          --------          --------          --------
   Total distributions................       (.75)            (.73)             (.66)             (.84)            (1.12)
                                          -------          -------          --------          --------          --------
Net asset value, end of year..........    $ 11.36          $ 11.63          $  10.97          $  11.78          $  11.79
                                          =======          =======          ========          ========          ========

TOTAL RETURN(a):......................       4.32%           13.12%            (1.16)%            7.19%             6.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........    $77,031          $88,982          $ 91,680          $119,449          $109,828
Average net assets (000)..............    $81,745          $89,500          $106,737          $114,728          $107,937
Ratios to average net assets:
   Expenses, including distribution
      fees............................        .86%             .82%              .94%              .80%              .70(b)
   Expenses, excluding distribution
      fees............................        .76%             .72%              .84%              .70%              .60(b)
   Net investment income..............       6.38%            6.57%             5.88%             5.92%             7.15(b)
For Class A, B, C and Z shares:
   Portfolio turnover.................        170%             160%              123%              137%               91%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of expense subsidy and/or fee waiver.

--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                         INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                           Class B
                                               ----------------------------------------------------------------
                                                                                                   December 9,
                                                                                                     1992(c)
                                                           Year ended December 31,                   Through
                                               -----------------------------------------------     December 31,
                                                 1996         1995         1994         1993           1992
                                               --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........   $  11.63     $  10.97     $  11.78     $  11.79       $  11.79
                                               --------     --------     --------     --------       --------
Income from investment
   operations:
Net investment income.......................        .65          .66          .58          .62            .04
Net realized and unrealized gain
   (loss) on investment transactions........       (.25)         .66         (.80)         .12           --
                                               --------     --------     --------     --------       --------
   Total from investment operations.........        .40         1.32         (.22)         .74            .04
                                               --------     --------     --------     --------       --------
Less distributions:
Dividends from net investment
   income...................................       (.65)        (.66)        (.58)        (.62)          (.04)
Dividends in excess of net
   investment income........................       (.02)        --           (.01)        --             --
Distributions from net realized gains.......       --           --           --           (.13)          --
                                               --------     --------     --------     --------       --------
   Total distributions......................       (.67)        (.66)        (.59)        (.75)          (.04)
                                               --------     --------     --------     --------       --------
Net asset value, end of period..............   $  11.36     $  11.63     $  10.97     $  11.78       $  11.79
                                               ========     ========     ========     ========       ========

TOTAL RETURN(a):............................       3.64%       12.40%       (1.83)%       6.38%           .32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............    $94,490     $120,188     $130,258     $123,306        $11,981
Average net assets (000)....................   $106,224     $125,230     $134,985      $69,314         $5,474
Ratios to average net assets:
   Expenses, including distribution fees....       1.51%        1.47%        1.66%        1.55%          1.67%(b)
   Expenses, excluding distribution fees....        .76%         .72%         .84%         .70%           .82%(b)
   Net investment income....................       5.73%        5.92%        5.17%        5.08%          6.31%(b)
                                                                Class C                        Class Z
                                                ---------------------------------------      ------------
                                                                             August 1,       December 16,
                                                                              1994(d)          1996(e)
                                                Year ended December 31,       Through          Through
                                                -----------------------    December 31,     December 31,
                                                  1996          1995            1994             1996
                                                -------     -----------     -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........    $ 11.63       $  10.97        $  11.30        $  11.41
                                                -------       --------        --------        --------
Income from investment
   operations:
Net investment income.......................        .65            .66             .23             .09
Net realized and unrealized gain
   (loss) on investment transactions........       (.25)           .66            (.32)           (.02)
                                                -------       --------        --------        --------

   Total from investment operations..........       .40           1.32            (.09)            .07
                                                -------       --------        --------        --------

Less distributions:
Dividends from net investment
   income....................................      (.65)          (.66)           (.23)           (.09)
Dividends in excess of net
   investment income.........................      (.02)          --              (.01)           (.02)
Distributions from net realized gains........      --             --              --              --
                                                -------       --------        --------        --------

   Total distributions.......................      (.67)          (.66)           (.24)           (.11)
                                                -------       --------        ========        ========

Net asset value, end of period...............   $ 11.36       $  11.63        $  10.97        $  11.37
                                                =======       ========        ========        ========

TOTAL RETURN(a):.............................      3.64%         12.40%          (0.68)%           .59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............    $1,396         $1,050            $371            $200(f)
Average net assets (000).....................    $1,270           $667            $192            $200(f)
Ratios to average net assets:
   Expenses, including distribution fees.....      1.51%          1.47%           1.90%(b)         .76%(b)
   Expenses, excluding distribution fees.....       .76%           .72%           1.15%(b)         .76%(b)
   Net investment income.....................      5.73%          5.92%           5.30%(b)        6.48%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Figures are actual and are not rounded to the nearest thousand.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Independent Auditors' Report                 INCOME PORTFOLIO
================================================================================

The Shareholders and Board of Directors of
Prudential Structured Maturity Fund, Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 14, 1997

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Supplemental Proxy Information               INCOME PORTFOLIO
================================================================================

   The Annual Meeting of Shareholders of the Prudential Structured Maturity Fund (the "Fund") was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.

(2) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 1996.

    The results of the proxy solicitation on the above matters were as follows:


Director/Matter                   Votes for         Votes against     Abstentions
---------------                ----------------     -------------     -----------
(1) Edward D. Beach               15,342,743              --            215,999
    Eugene C. Dorsey              15,350,417              --            208,325
    Delayne Dedrick Gold          15,349,707              --            209,035
    Robert F. Gunia               15,361,867              --            196,875
    Harry A. Jacobs, Jr.          15,350,430              --            208,312
    Donald D. Lennox              15,345,622              --            213,120
    Mendel A. Melzer              15,357,309              --            201,403
    Thomas T. Mooney              15,361,453              --            197,289
    Thomas H. O'Brien             15,349,265              --            209,477
    Richard A. Redeker            15,361,676              --            197,066
    Nancy H. Teeters              15,350,029              --            208,713
    Louis A. Weil, III            15,356,025              --            202,717
(2) Deloitte & Touche LLP         15,267,744            95,560          195,438

--------------------------------------------------------------------------------

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

The following chart shows the long term performance of various asset classes and the rate of inflation.

EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

     Value of $1.00 invested 1/1/26 through 12/31/96

          Small Stocks             $4,495.99
          Common Stocks            $1,370.95
          Long-Term Bonds          $   33.73
          Treasury Bills           $   13.54
          Inflation                $    8.87

(CHART)

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


                          '87   '88   '89     '90   '91   '92   '93   '94    '95
  --------------------------------------------------------------------------------
   U.S. GOVERNMENT
    TREASURY
    BONDS/1/               2.0%  7.0% 14.4 %  8.5 % 15.3%  7.2% 10.7% (3.4)% 18.4%
  --------------------------------------------------------------------------------
   U.S. GOVERNMENT
    MORTGAGE
    SECURITIES/2/          4.3%  8.7% 15.4 % 10.7 % 15.7%  7.0%  6.8% (1.6)% 16.8%
  --------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
    CORPORATE
    BONDS/3/               2.6%  9.2% 14.1 %  7.1 % 18.5%  8.7% 12.2% (3.9)% 22.3%
  --------------------------------------------------------------------------------
   U.S.
    HIGH YIELD
    CORPORATE
    BONDS/4/               5.0% 12.5%  0.8 % (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2%
  --------------------------------------------------------------------------------
   WORLD
    GOVERNMENT
    BONDS/5/              35.2%  2.3% (3.4)% 15.3 % 16.2%  4.8% 15.1%  6.0 % 19.6%
  --------------------------------------------------------------------------------
  --------------------------------------------------------------------------------
   DIFFERENCE BETWEEN
    HIGHEST
    AND LOWEST RETURN IN
    PERCENT               33.2  10.2  18.8   24.9   30.9  11.0  10.3   9.9    5.5

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


(CHART)


-------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

             APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's
and USA Today.
-------
/1/ Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1994.

                                     III-1

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
-------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.



                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
-------
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.



                                     III-3